Exhibit 4.39

Supplemental Agreement No. 7 (SA-7)

to

Purchase Agreement No. 3158

between

The Boeing Company

and

TAM Linhas Aéreas S.A.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of             , 2014, by and between THE BOEING COMPANY (Boeing) and TAM LINHAS AÉREAS S.A. (Customer);

[***][***]

[***]

WHEREAS, the parties have agreed to incorporate a new Exhibit A-4 for the 777F Aircraft configuration into the Agreement;

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of this and certain other changes.

AGREEMENT

NOW THEREFORE, and in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Revision of Table of Contents and Aircraft Information Table to the Purchase Agreement:

1.1. Table of Contents. [***]Tables. “[***].

2.	Exhibit A-4

2.1. A new “Exhibit A-4” attached hereto is added to describe the 777F Aircraft.

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	Letter Agreements.

3.1. [***].

4.	Other Matters.

It is contemplated that Boeing and Customer will enter into an assignment agreement assigning Customers rights to LATAM Airlines Group S.A. At such time as the assignment agreement is signed Boeing agrees to make Letter Agreement 6-1162-ILK-0277, entitled “777-FREIGHTER Performance Retention Commitment,” to Purchase Agreement 3194 applicable to the two Table 3 Aircraft.

5.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

EXECUTED IN DUPLICATE as of the day and year first above written.

DATED AS OF this             day of                                         of 2014

P.A. No. 3158

TAM

Boeing Proprietary

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

TAM LINHAS AÉREAS S.A.		THE BOEING COMPANY

By:		By:

Mr. David J. Hilby
(Printed or Typed Name)

Its:		Its:	Attorney in Fact

By:

(Printed or Typed Name)
Its:

P.A. No. 3158

TAM

Boeing Proprietary

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

TABLE OF CONTENTS

ARTICLES		Supplemental Agreement Number

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]

[***]

[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENTS		SA Number

[***]	[***]

[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

P.A. No. 3158

TAM

Boeing Proprietary

Table 3 To

Purchase Agreement No. PA-3158

Aircraft Delivery, Description, Price and Advance Payments

[***]

“[* * *]” The information in this table is subject to confidential treatment and has been omitted and filed separately with the commission.

Boeing Proprietary	SA-7

Exhibit A-4 To

Boeing Purchase Agreement

CR	Title	2010 Dollars
0110-000039	MAJOR MODEL 777 AIRPLANE	[***]
0110B750A90		[***]
0220-000040	FAA TYPE CERTIFICATION	[***]
0220C485B30	TYPE CERTIFICATON & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT	[***]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221B401A43	TAKEOFF AND LANDING WITH TAILWIND UP TO 15-KNOTS	[***]
0221B401A44	ENGINE INOPERATIVE TEN MINUTE TAKEOFF THRUST OPERATION	[***]
0228-000032	FLIGHT CREW OPERATIONS MANUAL IN FAA FORMAT	[***]
0228C485B24	AIRPLANE FLIGHT MANUAL	[***]
0229C677A10	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORTS WITH PRESSURE ALTITUDES UP TO 9800 FEET	[***]
0252B299A36	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN METRIC UNITS - TEMPERATURE IN DEGREES CELSIUS	[***]
0315C485B25	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHT- 777-FREIGHTER	[***]
0351C485B36	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	[***]
0352-000003	AIRPLANE CUSTOMIZED LOADING SCHEDULE FOR WEIGHT AND BALANCE CONTROL - UNIVERSAL INDEX LOADING	[***]
1110C826G34	ENGINE NACELLES BAC 7067 WHITE - EXTERIOR COLOR SCHEME AND MARKINGS	[***]
1110D121A74	EXTERIOR COLOR SCHEME AND MARKINGS	[***]
1130C826G26	BILINGUAL INTERIOR PLACARDS - SUPERNUMERARY COMPARTMENT	[***]
1130D121A69	REGISTRY PLACARD AND EXTERNAL DATA PLATE	[***]
1130D121A76	INTERIOR PLACARDS - VERTICAL SIDEWALL LOWER LOBE COMPARTMENTS	[***]
1200C608C65	SERVICE OPTION - ELECTRONIC FLIGHT BAG (EFB) SOFTWARE INSTALLATION - CUSTOMER ACCEPTANCE WALK AND CUSTOMER FLIGHTS	[***]
2162C687A13	AFT CARGO COMPARTMENT - INSTALLATION - CONDITIONED AIR SYSTEM	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[***]
2210-000037	AUTOFLIGHT - BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE	[***]
2210C594A11	AUTOFLIGHT - ENABLE LNAV ENGAGEMENT ON TAKEOFF GO-AROUND	[***]
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[***]
2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987-004 BFE/SPE	[***]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[***]

P.A. 3158	BOEING PROPRIETARY	SA-7	Page 1

Exhibit A-4 To

Boeing Purchase Agreement

CR	Title	2010 Dollars
2312B401A87	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-2100 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1287-101 - BFE/SPE	[***]
2315C581A25	SATCOM - AVIONICS EQUIPMENT INSTALLATION - ARINC 781 AERO-H+ AND SWIFTBROADBAND - THALES TOPFLIGHT SERIES - BFE/SPE	[***]
2315C594A56	SATCOM - ANTENNA EQUIPMENT INSTALLATION - ARINC 781 COMPACT HIGH GAIN ANTENNA - CHELTON HGA-7001 WITH DIPLEXER P/N ###-##-#### - BFE/SPE	[***]
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	[***]
2322C926A04	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) ACTIVATION - VHF DATALINK MODE 2	[***]
2324B299A29	EMERGENCY LOCATOR TRANSMITTER (ELT) - WULFSBERG ELECTRONICS AUTOMATIC FIXED WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - BFE/SPE	[***]
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000035	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]
2351-000044	AUDIO CONTROL PANEL - SECOND OBSERVER	[***]
2351A213B78	BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351A213B79	BOOM MICROPHONE HEADSET - SECOND OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2371B628B36	VOICE RECORDER, REMOTE MICROPHONE AND CONTROL PANEL - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001, P/N 980-6115-001, P/N 980-6117-004 - BFE/SPE	[***]
2371B628B42	VOICE RECORDER - MANUAL ON/AUTO OFF SWITCH INSTALLATION - BACKUP POWER COMPATIBLE	[***]
2371C608G87	VOICE RECORDER - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) ACTIVATION - CONTROLLER-PILOT DATA LINK COMMUNICATIONS (CPDLC) DATA LINK MESSAGE RECORDING CAPABILITY	[***]
2431-000013	NO BATTERY POWERED POSITION LIGHTS AND DC BACKUP POWER - TOWING OPERATION	[***]
2524C204D44	OVERHEAD STOWAGE UNIT - CEILING MOUNTED	[***]
2525C204F43	HIGH CAPACITY SEATING PROVISIONS - SUPERNUMERARY COMPARTMENT - 9 SEATS	[***]
2525C204F45	ATTENDANT SEAT INSTALLATION - SUPERNUMERARY COMPARTMENT	[***]
2527C204G19	FLOOR COVERING - INSTALLATION - VINYL MAT THROUGHOUT THE SUPERNUMERARY AREA	[***]
2530C826G23	GALLEY - SUPERNUMERARY COMPARTMENT	[***]
2530C826G24	GALLEY INSERTS - SUPERNUMERARY COMPARTMENT	[***]

P.A. 3158	BOEING PROPRIETARY	SA-7	Page 2

Exhibit A-4 To

Boeing Purchase Agreement

CR	Title	2010 Dollars
2552-000318	SLOPING SIDEWALL - FORWARD CARGO COMPARTMENT - 0.050-INCH-THICK BMS 8-223	[***]
2552-000319	SLOPING SIDEWALL - AFT CARGO COMPARTMENT - 0.050-INCH-THICK BMS 8-223	[***]
2557C703A68	AIRPLANE LOADING TIP ALARM SYSTEM INSTALLATION	[***]
2557C703A73	INSTALL ““SEAT-TRACK-TYPE”” IN LIEU OF ““SHACKLE-TYPE”” MOVEABLE TIE-DOWNS IN THE MAIN DECK CARGO HANDLING SYSTEM	[***]
2558C703A75	MAIN DECK CARGO RESTRAINTS - USE OF LBL AND RBL 48.2 RESTRAINT ANCHOR POINTS FOR TIE-DOWNS	[***]
2558C756A03	CENTERLINE LOADING OF THREE (3) LONGITUDINALLY-LOADED 16FT OR 20 FT ULDS IN THE MAIN DECK CARGO COMPARTMENT	[***]
2560-000207	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[***]
2560A075A10	PROTECTIVE GLOVES - FLIGHT DECK - NORTH STAR - SFE	[***]
2560C204E96	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - B/E AEROSPACE	[***]
2560C204H14	FLASHLIGHTS WITH TAMPER SHIELD FOR TWO PILOTS - LED - FLIGHT DECK	[***]
2560D121A81	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE - P01202-101C - BFE	[***]
2562C417D63	EMERGENCY LOCATOR TRANSMITTER - PORTABLE	[***]
2562D121A80	EASTERN AERO MARINE CREW LIFE VEST - OVERWATER SURVIVAL EQUIPMENT - SUPERNUMERARY COMPARTMENT - BFE	[***]
2564C204F03	PROTECTIVE BREATHING EQUIPMENT - SUPERNUMERARY - B/E AEROSPACE	[***]
2564C204G43	FIRST AID KIT - FAA	[***]
2564D413D53	OXYGEN BOTTLE WITH FULL-FACE MASK, ADDITIONAL - SUPERNUMERARY COMPARTMENT- SUPPLEMENTAL CEILING MOUNTED STOWAGE COMPARTMENT	[***]
2622-000017	ENGINE/APU FIRE EXTINGUISHER BOTTLES - COMMON BOTTLE	[***]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S270T201-7	[***]
2911-000026	ENGINE-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) S271W111	[***]
3120-000013	SIXTY MINUTE COUNT DOWN TIMER - INSTALLATION - FLIGHT DECK	[***]
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	[***]
3135B628B47	QUICK ACCESS RECORDER - TELEDYNE CONTROLS - GSM WIRELESS GROUNDLINK QUICK ACCESS RECORDER - P/N 2243800-81 - 512 MB PCMCIA FLASH MEMORY CARD RECORDING MEDIA - INSTALLATION - BFE	[***]
3143-000013	AIMS AIRPLANE MODIFIABLE (AMI) SOFTWARE - INSTALLATION AFTER DELIVERY AND BEFORE FLYAWAY	[***]
3143C926A05	AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - OPERATIONAL PROGRAM CONFIGURATION FILE ACTIVATION - FLIGHT INFORMATION DATALINK COMMUNICATIONS MENU - ARINC 623 AIR TRAFFIC SERVICE MESSAGES	[***]
3150A213A18	AURAL ADVISORY OF ALTITUDE APPROACH - FLIGHT DECK	[***]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[***]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[***]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[***]

P.A. 3158	BOEING PROPRIETARY	SA-7	Page 3

Exhibit A-4 To

Boeing Purchase Agreement

CR	Title	2010 Dollars
3161-000002	DOOR SYNOPTIC AND EICAS MESSAGE - PASSENGER DOOR SLIDE/RAFT ARMING HANDLE POSITION INDICATION - AUTO, MANUAL AND AUTO/MANUAL MESSAGES	[***]
3161-000167	ANNUNCIATION FOR LOSS OF RIGHT OR LEFT FMCS - EICAS ADVISORY MESSAGE	[***]
3161-000168	FLIGHT DECK COMMUNICATIONS FUNCTION (FDCF) AUTOMATIC RESET - ACTIVATION	[***]
3161-000169	ANNUNCIATION FOR SATELLITE VOICE COMMUNICATION CAPABILITY - EICAS	[***]
3161-000170	ANNUNCIATION FOR DATALINK AVAILABILITY - EICAS	[***]
3161A425A45	VMO/MMO OVERSPEED EICAS STATUS MESSAGE AND VFE OVERSPEED EICAS STATUS MESSAGE WITH FLAP/SLAT POSITION SNAPSHOT - FLIGHT DECK	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[***]
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	[***]
3162-000044	TCAS RESOLUTION ADVISORY - VSI	[***]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000062	GRID HEADING - NAVIGATION DISPLAY	[***]
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[***]
3162-000211	VREF AND SELECTED FLAP POSITION - PRIMARY FLIGHT DISPLAY	[***]
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	[***]
3162C594A07	NAVIGATION PERFORMANCE SCALES (NPS) AND REQUIRED NAVIGATION PERFORMANCE (RNP) ENHANCEMENTS - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - PRIMARY FLIGHT DISPLAY AND NAVIGATION DISPLAY	[***]
3245B047A08	BRAKES - CARBON - HIGH CAPACITY - MESSIER-BUGATTI	[***]
3245B047A09	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER - BUGATTI - INSTALLATION WITH SFE 36 PR, 235 MPH RADIAL TIRES.	[***]
3245B047A10	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - MESSIER - BUGATTI- INSTALLATION WITH SFE 32 PR, 235 MPH RADIAL TIRES	[***]
3324C198A28	PASSENGER INFORMATION SIGNS - NO SMOKING SIGN - PERMANENT ILLUMINATION AND NO SMOKING FLIGHT DECK SELECTOR SWITCH REMOVAL	[***]
3430B866A33	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL COLLINS - P/N 822-1821-001 - BFE/SPE	[***]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[***]
3443A065B20	DUAL WEATHER RADAR CONTROL PANEL - WITH MULTISCAN FUNCTIONALITY - ROCKWELL COLLINS P/N 622-5130-801 - BFE/SPE	[***]
3443C594A20	DUAL WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL COLLINS WRT-2100 TRANSCEIVER - P/N 822-1710-002 - BFE/SPE	[***]

P.A. 3158	BOEING PROPRIETARY	SA-7	Page 4

Exhibit A-4 To

Boeing Purchase Agreement

CR	Title	2010 Dollars
3445C594B04	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-1293-033 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	[***]
3446-000050	500 SMART CALLOUT	[***]
3446-000088	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 50, 40, 30, 20, 10, APPROACHING DECISION HEIGHT, MINIMUMS	[***]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[***]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[***]
3453D197A15	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-005 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G7131-03 - BFE/SPE	[***]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[***]
3457-000214	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900 SERIES - ADF RECEIVER P/N 822-0299-001; ADF ANTENNA P/N 822-5404-003 - BFE/SPE	[***]
3461A213A10	FMCS - ENHANCED FIX PAGE CAPABILITIES	[***]
3461A213A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - GPS APPROACHES WITH VERTICAL ANGLES	[***]
3461A213A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- DISPLAY OF VERTICAL BEARING, FLIGHT PATH ANGLE (FPA) AND VERTICAL SPEED	[***]
3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[***]
3461A425A08	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FLIGHT CREW ALERTNESS MONITORING - ENABLE	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]
3461A425A23	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- QUICK REFERENCE HANDBOOK (QRH) - TAKEOFF SPEEDS- DISPLAYED	[***]
3461C739A08	FMCS - PROVIDE REQUIRED NAVIGATION PERFORMANCE (RNP) VALUES WITH 0.3 NM APPROACH	[***]
3511B899B48	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AVOX - BFE/SPE	[***]
3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - AVOX - BFE/SPE	[***]
3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - SECOND OBSERVER - AVOX - BFE/SPE	[***]
4610B872A04	ELECTRONIC FLIGHT BAG (EFB) - INSTALLATION	[***]
4610C164A11	CUSTOMER UNIQUE ELECTRONIC FLIGHT BAG (EFB) SOFTWARE INSTALLATION - AFTER DELIVERY AND BEFORE FLYAWAY	[***]
4610C594A09	ELECTRONIC FLIGHT BAG (EFB) SYSTEM - AIRPLANE INFORMATION MANAGEMENT SYSTEM (AIMS) - ACTIVATION OF ARINC 724B ACARS INTERFACE	[***]
4900-000016	MUFFLER IN APU EXHAUST SYSTEM	[***]
7200-000412	GE PROPULSION SYSTEM	[***]
7200A519A02	GENERAL ELECTRIC ENGINES - GE90-110B1L THRUST RATING	[***]
7900B753B83	LUBRICATING OIL - BP TURBO OIL 2197	[***]
[***]
OPTIONS: 131	TOTALS:	[***]

P.A. 3158	BOEING PROPRIETARY	SA-7	Page 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1161-DJH-1298

TAM Linhas Aereas S.A.

Rua General Pantaleao Teles, 210

Sao Paulo - SP

04355-040

Brazil

Subject:	Aircraft Performance Guarantees for Table 3 Aircraft

Reference:	Purchase Agreement No. 3158 (Purchase Agreement) between The Boeing Company (Boeing) and TAM Linhas Aereas S.A. (Customer) relating to Model Model 777 aircraft (777F Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

[***]

1.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. This provision shall not apply to any

PA-3158	SA-7
Aircraft Performance Guarantees	Page 1

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

[***]

[***]	[***]

ACCEPTED AND AGREED TO this

Date:

TAM Linhas Aereas S.A.

By

Its

TAM Linhas Aereas S.A.

By

Its

PA-3158	SA-7
Aircraft Performance Guarantees	Page 1

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

TPR-PA-3158-LA-1103768R1

TAM Linhas Aereas S.A.

Rua General Pantaleao Teles, 210

Sao Paulo - SP

04355-040

Brazil

Subject:	Table 3 Aircraft Special Matters

Reference:	Purchase Agreement No. PA-3158 (Purchase Agreement) between The Boeing Company (Boeing) and TAM Linhas Aereas S.A. (Customer) relating to Model 777F aircraft (777F Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. [***]

2. [***]

3. [***]

4. [***]

[***]

1.	Confidentiality

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BOEING PROPRIETARY

to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

TAM Linhas Aereas S.A.

By

Its

TAM Linhas Aereas S.A.

By

Its

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PA 3158

Table 3 Aircraft Special Matters	SA-7 Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1161-DJH-1298

GE90-110B1L Engines

MODEL 777 FREIGHTER PERFORMANCE GUARANTEES

FOR TAM LINHAS AEREAS S.A.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 3158
AERO-B-BBA4-M14-0074B	SS14-0059

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Attachment to Letter Agreement

No. 6-1161-DJH-1298

GE90-110B1L Engines

1 [***] [Information in this and the next three pages has been omitted]

P.A. No. 3158
AERO-B-BBA4-M14-0074B	SS14-0059

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AIRCRAFT CONFIGURATION – 777F Aircraft

between

THE BOEING COMPANY

and

TAM LINHAS AÉREAS S.A.

Exhibit A-4 to Purchase Agreement Number 3158

P.A. No. 3158	A-4	SA-07

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 777-F AIRCRAFT

[***]

P.A. No. 3158	A1	SA-07

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1161-DJH-1295

TAM Linhas Aereas S.A.

Rua General Pantaleao Teles, 210

Sao Paulo - SP

04355-040

Brazil

Subject:	May 2017 777F Aircraft Model Substitution Rights

Reference:	Purchase Agreement No. PA-3158 (Purchase Agreement) between The Boeing Company (Boeing) and TAM Linhas Aereas S.A. (Customer) relating to Model 777 aircraft (777F Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]:

1.	Customer’s Written Notice.

[***]

2.	Boeing’s Production Capability.

2.1 Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as [***] Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating [***].

2.2 If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as [***] for which it will be substituted, then Boeing shall [***] acceptance within thirty days of such offer.

2.3 All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

3.	Auxiliary Fuel Tanks (for 737MAX-9 Aircraft).

[***]

PA-3158	SA-7
May 2017 777F Aircraft Model Substitution Rights	Page 1

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

4.	Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s receipt of a draft of such definitive agreement. Boeing shall provide Customer with a draft of the definitive agreement as soon as reasonably practicable following receipt of Customer’s notice of intent or, as the case may be, Customer’s acceptance of an alternative delivery month. The parties shall negotiate the definitive agreement in good faith.

5.	Price and Advance Payments.

5.1 [***].

6.	Assignment.

[***]

7.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

PA-3158

May 2017 777F Aircraft Model Substitution Rights	SA-7

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

TAM Linhas Aereas S.A.

By

Its

TAM Linhas Aereas S.A.

By

Its

PA-3158

May 2017 777F Aircraft Model Substitution Rights	SA-7

BOEING PROPRIETARY

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

TPR-PA-3158-LA-1103767R-1

TAM Linhas Aereas S.A.

Rua General Pantaleao Teles, 210

Sao Paulo - SP

04355-040

Brazil

Subject:	Table 3 Aircraft Banded Fixed Escalation Program

Reference:	Purchase Agreement No. PA-3158 (Purchase Agreement) between The Boeing Company (Boeing) and TAM Linhas Aereas S.A. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[* * *]

[The information in the next ten pages has been omitted].

TPR-PA-3158-LA-1103767R-1
Escalation-Banded Fixed Program		LA Page 1
	BOEING PROPRIETARY	SA-7

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TPR-PA-3158-LA-1103767R-1

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